                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 March 29, 2004
                                 --------------
                                (Date of Report)


                               Claimsnet.com inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     001-14665              75-2649230
            --------                     ---------              ----------
  (State or other jurisdiction          (Commission            (IRS Employer
        of incorporation)              File Number)         Identification No.)


              14860 Montfort Drive, Suite 250, Dallas, Texas 75254
              ----------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 458-1701
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 26, 2004, the Registrant issued a press release announcing its results of operations for the fiscal year ended December 31, 2003 including a restatement of the financial statements for the interim three-month periods ended on March 31, June 30 and September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.  REGULATION FD DISCLOSURE

         On March 29, 2004, the Registrant held an open conference call for any interested investors regarding its fiscal year 2003 operating results. During the question and answer session, the management of the Registrant responded to a question regarding potential strategic acquisition opportunities and disclosed that such transactions may be a possibility in the future, either for the purpose of acquiring local or regional clearinghouses or to merge with or acquire a company in a related health care business.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  MARCH 29, 2004

                                                  CLAIMSNET.COM, INC.



                                                  BY:   /s/ Paul W. Miller
                                                     ---------------------------
                                                  NAME:  Paul W. Miller
                                                  TITLE: Chief Financial Officer